                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated July 1, 2004, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Growth Series, a Delaware statutory trust, is hereby amended as follows:

         WHEREAS, the parties desire to amend the Agreement to add two new portfolios - AIM Growth Allocation Fund and AIM Moderately Conservative Allocation Fund;

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                AIM GROWTH SERIES

PORTFOLIOS                                         EFFECTIVE DATE OF AGREEMENT
-------------------------------------------        -----------------------------
AIM Aggressive Allocation Fund                            April 30, 2004
AIM Basic Value Fund                                      June 5, 2000
AIM Conservative Allocation Fund                          April 30, 2004
AIM Global Equity Fund                                    November 4, 2003
AIM Growth Allocation Fund                                April 29, 2005
AIM Mid Cap Core Equity Fund                              September 1, 2001
AIM Moderate Allocation Fund                              April 30, 2004
AIM Moderately Conservative Allocation Fund               April 29, 2005
AIM Small Cap Growth Fund                                 September 11, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  April 29th, 2005

                                                              A I M ADVISORS, INC.


Attest:                                                       By:
         --------------------------------------------                -------------------------------------------
             Assistant Secretary                                        Mark H. Williamson
                                                                        President

(SEAL)

                                                              AIM GROWTH SERIES


Attest:                                                       By:
         --------------------------------------------                -------------------------------------------
             Assistant Secretary                                        Robert H. Graham
                                                                        President


(SEAL)